As filed with the Securities and Exchange Commission on December 23, 2009
Registration Statement No. 333-163233

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
Form S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

ArvinMeritor, Inc.
(Exact name of registrant as specified in its charter)

2135 West Maple Road
Troy, Michigan 48084-7186
Indiana	(248) 435-1000	38-3354643
(State or other jurisdiction of incorporation or organization)	(Address, including zip code, and telephone number, including	(I.R.S. Employer Identification No.)
area code, of registrant’s principal executive offices)

Vernon G. Baker, II, Esq.
Senior Vice President and General Counsel
ArvinMeritor, Inc.
2135 West Maple Road
Troy, Michigan 48084-7186
(248) 435-1000
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Copy to:
Marc A. Alpert, Esq.
Chadbourne & Parke LLP
30 Rockefeller Plaza
New York, New York 10112
(212) 408-5100
Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☑
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐
     Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☑	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)
The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

		Primary
	Jurisdiction of	Standard
	Incorporation	Industrial	I.R.S. Employer
	or	Classification	Identification
Name of Additional Registrant*	Organization	Code Number	Number
Arvin Cayman Islands, Ltd.	Cayman Islands	3714	98-0338029
Arvin European Holdings (UK) Limited	United Kingdom	3714	38-3559691
Arvin Holdings Netherlands B.V.	Netherlands	3714	98-0589784
Arvin Innovation Holdings, Inc.	Delaware	3714	26-4240411
Arvin Innovation Management, Inc.	Delaware	3714	25-1221513
Arvin Innovation Mexico Holdings II, LLC	Delaware	3714	26-3131998
Arvin Innovation Mexico Holdings III, LLC	Delaware	3714	26-3790510
Arvin Industries Foreign Sales Corporation	Virgin Islands of the United States	3714	66-0417358
Arvin International Holdings, LLC	Delaware	3714	90-0218822
Arvin Replacement Products Finance, LLC	Delaware	3714	38-3617890
Arvin Technologies, Inc.	Michigan	3714	38-3349979
ArvinMeritor Assembly, LLC	Delaware	3714	38-3617889
ArvinMeritor Brake Holdings, Inc.	Delaware	3714	25-1251994
ArvinMeritor B.V.	Netherlands	3714	52-2196515
ArvinMeritor Filters Holding Co., LLC	Delaware	3714	38-2060287
ArvinMeritor Filters Operating Co., LLC	Delaware	3714	73-1305936
ArvinMeritor Former Ride Control Operating Co., Inc.	Delaware	3714	36-3739286
ArvinMeritor Holdings, LLC	Delaware	3714	74-3189806
ArvinMeritor Holdings Mexico, LLC	Delaware	3714	98-0439989
ArvinMeritor, Inc., a Nevada Corporation	Nevada	3714	52-2092391
ArvinMeritor Investments, LLC	Delaware	3714	98-0216621
ArvinMeritor Limited	United Kingdom	3714	98-0110847
ArvinMeritor Mascot, LLC	Delaware	3714	26-2497100
ArvinMeritor OE, LLC	Delaware	3714	38-3622443
Arvinmeritor Sweden AB	Sweden	3714	98-0473144
ArvinMeritor Technology, LLC	Delaware	3714	52-2196523
Arvinyl West, Inc.	California	3714	95-1934716
AVM, Inc.	South Carolina	3714	36-3739285
Euclid Industries, LLC	Delaware	3714	38-3442143
Gabriel Europe, Inc.	Delaware	3714	36-2809524
Maremont Corporation	Delaware	3714	13-2986138
Maremont Exhaust Products, Inc.	Delaware	3714	36-3739284
Meritor Cayman Islands, Ltd.	Cayman Islands	3714	38-3559688
Meritor Heavy Vehicle Braking Systems (U.S.A.), Inc.	Delaware	3714	38-3441039
Meritor Heavy Vehicle Systems, LLC	Delaware	3714	38-3371768
Meritor Heavy Vehicle Systems (Mexico), Inc.	Delaware	3714	38-3436042
Meritor Heavy Vehicle Systems (Singapore) Pte., Ltd.	Delaware	3714	25-1407192
Meritor Heavy Vehicle Systems (Venezuela), Inc.	Delaware	3714	38-3436040
Meritor Holdings Netherlands B.V.	Netherlands	3714	98-0218743
Meritor Light Vehicle Systems (Spain), Inc.	Delaware	3714	52-2092227
Meritor Luxembourg S.A.R.L.	Luxembourg	3714	98-0217915
Meritor Management, Inc.	Delaware	3714	26-3151995
Meritor Technology, Inc.	Delaware	3714	98-0272396
Meritor Transmission Corporation	Delaware	3714	38-3481985

*	Addresses and telephone numbers of principal executive offices are the same as those of ArvinMeritor, Inc.

2

EXPLANATORY NOTE
This Amendment No. 1 is being filed solely for purpose of refiling Exhibits 5.1 and 5.2 to the Registration Statement on Form S-3 (Registration No. 333-163233).

3

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14. Other Expenses of Issuance and Distribution.
     The following table sets forth the estimated fees and expenses (other than underwriting compensation) payable by us in connection with the offering of the securities being registered.

Amount
SEC registration fee	$41,850
Accounting fees and expenses		*
Transfer agent fees and expenses		*
Trustee fees and expenses		*
Legal fees and expenses		*
Printing expenses		*
Rating agency fees		*
Miscellaneous		*

Total		*

*	These fees are calculated based on the amount of securities offered and/or the number of offerings and accordingly are not presently known and cannot be estimated at this time.
Item 15. Liability and Indemnification of Directors and Officers.
     Chapter 37 of The Indiana Business Corporation Law (the “IBCL”) requires a corporation, unless its articles of incorporation provide otherwise, to indemnify a director or an officer of the corporation who is wholly successful, on the merits or otherwise, in the defense of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, against reasonable expenses, including counsel fees, incurred in connection with the proceeding.
     The IBCL also permits a corporation to indemnify a director, officer, employee or agent who is made a party to a proceeding because the person was a director, officer, employee or agent of the corporation or its subsidiary against liability incurred in the proceeding if (i) the individual’s conduct was in good faith and (ii) the individual reasonably believed (A) in the case of conduct in the individual’s official capacity with the corporation that the conduct was in the corporation’s best interests and (B) in all other cases that the individual’s conduct was at least not opposed to the corporation’s best interests and (iii) in the case of a criminal proceeding, the individual either (A) had reasonable cause to believe the individual’s conduct was lawful or (B) had no reasonable cause to believe the individual’s conduct was unlawful. The IBCL also permits a corporation to pay for or reimburse reasonable expenses incurred before the final disposition of the proceeding and permits a court of competent jurisdiction to order a corporation to indemnify a director or officer if the court determines that the person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the person met the standards for indemnification otherwise provided in the IBCL.
     Section 8.06 of ArvinMeritor’s Restated Articles of Incorporation contains provisions authorizing, to the extent permitted under the IBCL and the ArvinMeritor By-Laws, indemnification of directors and officers, including payment in advance of expenses in defending an action and maintaining liability insurance on such directors and officers. Specifically, ArvinMeritor’s By-Laws provide that ArvinMeritor will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil or criminal, administrative or investigative, formal or informal, by reason of the fact that such person is or was a director, officer, employee or agent of ArvinMeritor, or is or was serving at the request of ArvinMeritor as a director, officer, employee, agent, partner, trustee or member or in another authorized capacity of or for another corporation, unincorporated association, business trust, estate, partnership, trust, joint venture, individual or other legal entity, whether or not organized or formed for profit, against expenses (including attorney’s fees) and judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action. ArvinMeritor will pay, in advance of the final disposition of an action, the expenses reasonably incurred in defending such action by a person who may be entitled to indemnification. ArvinMeritor’s By-Laws also set forth particular procedures for submission and determination of claims for indemnification.
     ArvinMeritor’s directors and officers are insured against certain liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933, as amended.
     ArvinMeritor and certain other persons may be entitled under agreements entered into with agents or underwriters to indemnification by such agents or underwriters against certain liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that ArvinMeritor or such persons may be required to make in respect of such liabilities.
Item 16. Exhibits.

1*	Form of Underwriting Agreement.

4.1	Restated Articles of Incorporation of ArvinMeritor, filed as Exhibit 4.01 to ArvinMeritor’s Registration Statement on Form S-4, as amended (Registration No. 333-36448), is incorporated herein by reference.

4.2	By-Laws of ArvinMeritor, filed as Exhibit 3 to the ArvinMeritor’s Quarterly Report on Form 10-Q for the quarterly period ended June 29, 2003 (File No. 1-15983), is incorporated herein by reference.

4.3	Rights Agreement, dated as of July 3, 2000, by ArvinMeritor and The Bank of New York (successor to EquiServe Trust Company, N.A.), as rights agent, filed as Exhibit 4.03 to ArvinMeritor’s Registration Statement on Form S-4, as amended (Registration No. 333-36448), is incorporated herein by reference.

4.4a	Indenture, dated as of April 1, 1998, between ArvinMeritor and The Bank of New York Mellon Trust Company, N.A. (successor to BNY Midwest Trust Company as successor to The Chase Manhattan Bank), as trustee, filed as Exhibit 4 to Meritor Automotive Inc.’s Registration Statement on Form S-3 (Registration No. 333-49777), is incorporated herein by reference.

4.4b	First Supplemental Indenture, dated as of July 7, 2000, to the Indenture, dated as of April 1, 1998, between ArvinMeritor and The Bank of New York Mellon Trust Company, N.A. (successor to BNY Midwest Trust Company as successor to The Chase Manhattan Bank), as trustee, filed as Exhibit 4-b-1 to ArvinMeritor’s Annual Report on Form 10-K for the fiscal year ended September 30, 2000 (File No. 1-15983), is incorporated herein by reference.

4.4c	Second Supplemental Indenture, dated as of July 6, 2004, to the Indenture, dated as of April 1, 1998, between ArvinMeritor and The Bank of New York Mellon Trust Company, N.A. (successor to BNY Midwest Trust Company as successor to The Chase Manhattan Bank), as trustee, filed as Exhibit 4-a to ArvinMeritor’s Quarterly Report on Form 10-Q for the quarterly period ended June 27, 2004 (File No. 1-15983), is incorporated by reference.

4.4d	Third Supplemental Indenture, dated as of June 23, 2006, to the Indenture, dated as of April 1, 1998, between ArvinMeritor and The Bank of New York Mellon Trust Company, N.A. (successor to BNY Midwest Trust Company as successor to The Chase Manhattan Bank), as trustee (including Subsidiary Guaranty dated as of June 23, 2006), filed as Exhibit 4.2 to ArvinMeritor’s Current Report on Form 8-K, dated June 23, 2006 and filed on June 27, 2006 (File No. 1-15983), is incorporated herein by reference.

4.4e**	Form of Indenture between ArvinMeritor and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.5*	Form of Debt Securities.

4.6*	Form of any articles of amendment to the Restated Articles of Incorporation of ArvinMeritor, setting forth the preferences and rights with respect to any preferred stock issued hereunder.

4.7*	Form of Warrant Agreement for Debt Securities, including Warrant Certificate for Debt Securities.

4.8*	Form of Warrant Agreement for Common Stock, including Warrant Certificate for Common Stock.

4.9*	Form of Warrant Agreement for Preferred Stock, including Warrant Certificate for Preferred Stock.

5.1	Opinion of Chadbourne & Parke LLP.

5.2	Opinion of Baker & Daniels LLP.

12**	Computation of ratio of earnings to fixed charges.

23.1**	Consent of Deloitte & Touche LLP, independent registered public accounting firm.

23.2	Consent of Chadbourne & Parke LLP, contained in its opinion filed as Exhibit 5.1 to this registration statement.

23.3	Consent of Baker & Daniels LLP, contained in its opinion filed as Exhibit 5.2 to this registration statement.

23.4**	Consent of Bates White LLC.

23.5**	Consent of Vernon G. Baker, II, Esq., Senior Vice President and General Counsel of ArvinMeritor.

24.1**	Power of Attorney authorizing certain persons to sign this registration statement on behalf of certain directors and officers of ArvinMeritor.

24.2**	Powers of Attorney authorizing certain persons to sign amendments and supplements to this registration statement on behalf of certain directors and officers of the additional registrants set forth in the Table of Additional Registrants (contained on the signature pages of such additional registrants to the original registration statement).

25.1**	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A. (successor to BNY Midwest Trust Company as successor to The Chase Manhattan Bank), as trustee under the indenture referenced in Exhibit 4.4a to this registration statement.

25.2**	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A., as trustee under the form of indenture referenced in Exhibit 4.4e to this registration statement.

*	To be filed by amendment or as an exhibit to a document to be incorporated herein by reference.

**	Previously filed.
Item 17. Undertakings.
A.	Each of the undersigned co-registrants hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
provided, however, that paragraphs (a)(1)(i), (a)(1)(ii), and (a)(1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.
(2)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act to any purchaser:

(A)	Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(l)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.
(5)	That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities in a primary offering of securities of the registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
(i)	Any preliminary prospectus or prospectus of the registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the registrant or used or referred to by the registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the registrant or its securities provided by or on behalf of the registrant; and

(iv)	Any other communication that is an offer in the offering made by the registrant to the purchaser.
(6)	That, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to Section
13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(8)	That, for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(9)	That, for purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(10)	To file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Securities and Exchange Commission under section 305(b)2 of the Trust Indenture Act.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVINMERITOR, INC.
By	/s/ Vernon G. Baker, II
Vernon G. Baker, II
Senior Vice President and General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

Charles G. McClure, Jr.*	Chairman of the Board, Chief Executive Officer and President (principal executive officer) and Director

Joseph B. Anderson, Jr., Rhonda L. Brooks, David W. Devonshire, Ivor J. Evans, Victoria B. Jackson, James E. Marley, William R. Newlin, and Steven G. Rothmeier*	Directors

Jeffrey A. Craig*	Senior Vice President and Chief Financial Officer
(principal financial officer)

Daniel R. Hopgood*	Controller (principal accounting officer)

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.1 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVIN CAYMAN ISLANDS, LTD.
By	/s/ Vernon G. Baker, II
Vernon G. Baker, II
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

Vernon G. Baker, II*	President (principal executive officer), Secretary, Director and Authorized U.S. Representative

Mary A. Lehmann*	Vice President and Treasurer (principal financial and accounting officer) and Director

John A. Crable*	Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVIN EUROPEAN HOLDINGS (UK) LIMITED
By	/s/ John A. Crable
John A. Crable
Director

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

Aiden Lambe*	Principal Executive Officer (principal executive, financial and accounting officer) and Director

Daniel R. Hopgood*	Director and Authorized U.S. Representative

John A. Crable*	Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVIN HOLDINGS NETHERLANDS B.V.
By	/s/ John A. Crable
John A. Crable
Chief Financial Officer, Chief Accounting Officer and Director

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	Chief Financial Officer (principal financial officer), Chief Accounting Officer (principal accounting officer), Director and Authorized U.S. Representative

Rien Nuijt*	Principal Executive Officer and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVIN INNOVATION HOLDINGS, INC.
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVIN INNOVATION MANAGEMENT, INC.
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVIN INNOVATION MEXICO HOLDINGS II, LLC
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVIN INNOVATION MEXICO HOLDINGS III, LLC
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVIN INDUSTRIES FOREIGN SALES CORPORATION
By	/s/ Jeffrey A. Craig
Jeffrey A. Craig
President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

Jeffrey A. Craig*	President (principal executive officer), Director and Authorized U.S. Representative

Colleen Ritter-Garvey*	Director

Diane Vucenich*	Director

Mary A. Lehmann*	Vice President and Treasurer (principal financial officer)

Kevin Nowlan*	Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVIN INTERNATIONAL HOLDINGS, LLC
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVIN REPLACEMENT PRODUCTS FINANCE, LLC
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVIN TECHNOLOGIES, INC.
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

Scott Confer*	Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVINMERITOR ASSEMBLY, LLC
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVINMERITOR BRAKE HOLDINGS, INC.
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVINMERITOR B.V.
By	/s/ Barbara Novak
Barbara Novak
Authorized U.S. Representative

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

H.C. Nuijt*	Principal Executive Officer and Managing Director

M.L. Vingerling*	Principal Financial Officer, Principal Accounting Officer and Managing Director

Barbara Novak*	Authorized U.S. Representative

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVINMERITOR FILTERS HOLDING CO., LLC
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVINMERITOR FILTERS OPERATING CO., LLC
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVINMERITOR FORMER RIDE CONTROL OPERATING CO., INC.
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVINMERITOR HOLDINGS, LLC
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVINMERITOR HOLDINGS MEXICO, LLC
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVINMERITOR, INC., A NEVADA CORPORATION
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVINMERITOR INVESTMENTS, LLC
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVINMERITOR LIMITED
By	/s/ Daniel Hopgood
Daniel Hopgood
Director

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

Daniel Hopgood*	Principal Executive Officer, Director and Authorized U.S. Representative

Craig Schmitter*	Principal Financial and Accounting Officer and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVINMERITOR MASCOT, LLC
By	/s/ Vernon G. Baker, II
Vernon G. Baker, II
Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

Joseph Mejaly*	President (principal executive officer) and Director

Vernon G. Baker, II*	Senior Vice President and Director

John A. Crable*	Vice President, Secretary and Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVINMERITOR OE, LLC
By	/s/ Vernon G. Baker, II
Vernon G. Baker, II
Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

James D. Donlon, III*	President (principal executive officer) and Director

Vernon G. Baker, II*	Senior Vice President and Director

John A. Crable*	Vice President, Secretary and Director

Jeffrey A. Craig*	Senior Vice President and Director

Daniel Hopgood*	Vice President and Controller (principal accounting officer)

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lindesberg, Sweden, on the 23rd day of December, 2009.

ARVINMERITOR SWEDEN AB
By	/s/ Alessandro Mortali
Alessandro Mortali
Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

Alessandro Mortali*	Principal Executive Officer, Chairman and Director

Steven McElwain*	Principal Financial Officer and Director

Per Arne Gustavsson*	Controller (principal accounting officer)

Dan Johansson*	Director

Barbara Novak*	Authorized U.S. Representative

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVINMERITOR TECHNOLOGY, LLC
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Scott Confer*	Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

ARVINYL WEST, INC.
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

AVM, INC.
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

EUCLID INDUSTRIES, LLC
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

GABRIEL EUROPE, INC.
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

MAREMONT CORPORATION
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

MAREMONT EXHAUST PRODUCTS, INC.
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

MERITOR CAYMAN ISLANDS, LTD.
By	/s/ Jeffrey A. Craig
Jeffrey A. Craig
President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

Jeffrey A. Craig*	President (principal executive and financial officer), Director and Authorized U.S. Representative

Vernon G. Baker, II*	Director

John A. Crable*	Director

Mary A. Lehmann*	Treasurer (principal accounting officer)

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

MERITOR HEAVY VEHICLE BRAKING SYSTEMS (U.S.A.), INC.
By	/s/ Carsten J. Reinhardt
Carsten J. Reinhardt
President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

Carsten J. Reinhardt*	President (principal executive officer) and Director

Vernon G. Baker, II*	Director

John A. Crable*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

MERITOR HEAVY VEHICLE SYSTEMS, LLC
By	/s/ Vernon G. Baker, II
Vernon G. Baker, II
Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

Carsten J. Reinhardt*	President (principal executive officer) and Director

Vernon G. Baker, II*	Senior Vice President and Director

Jeffrey A. Craig*	Director

John A. Crable*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President and Controller (principal accounting officer)

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

MERITOR HEAVY VEHICLE SYSTEMS (MEXICO), INC.
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

MERITOR HEAVY VEHICLE SYSTEMS (SINGAPORE) PTE., LTD.
By	/s/ Carsten J. Reinhardt
Carsten J. Reinhardt
President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

Carsten J. Reinhardt*	President (principal executive officer), Director and Authorized U.S. Representative

Vernon G. Baker, II*	Director

John A. Crable*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

MERITOR HEAVY VEHICLE SYSTEMS (VENEZUELA), INC.
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

MERITOR HOLDINGS NETHERLANDS B.V.
By	/s/ Barbara Novak
Barbara Novak
Authorized U.S. Representative

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

H.C. Nuijt*	Principal Executive Officer and Managing Director

M.L. Vingerling*	Principal Financial Officer, Principal Accounting Officer and Managing Director

Barbara Novak*	Authorized U.S. Representative

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

MERITOR LIGHT VEHICLE SYSTEMS (SPAIN), INC.
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

MERITOR LUXEMBOURG S.A.R.L.
By	/s/ John A. Crable
John A. Crable
Manager

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	Manager (principal executive, financial and accounting officer), Director and Authorized U.S. Representative

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

MERITOR MANAGEMENT, INC.
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

MERITOR TECHNOLOGY, INC.
By	/s/ Vernon G. Baker, II
Vernon G. Baker, II
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

Vernon G. Baker, II*	President (principal executive officer) and Secretary

John A. Crable*	Director

Daniel Hopgood*	Director

Scott Confer*	Director

Craig Schmitter*	Director

Jeffrey A. Craig*	Vice President and Controller (principal financial and accounting officer)

Mary A. Lehmann*	Vice President and Treasurer

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on the 23rd day of December, 2009.

MERITOR TRANSMISSION CORPORATION
By	/s/ John A. Crable
John A. Crable
President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 23rd day of December, 2009 by the following persons in the capacities indicated:

Signature	Title

John A. Crable*	President (principal executive officer), Secretary and Director

Craig Schmitter*	Director

Kevin Nowlan*	Vice President and Treasurer (principal financial officer)

Daniel Hopgood*	Vice President, Controller (principal accounting officer) and Director

*	By	/s/ Barbara Novak
Barbara Novak, Attorney-in-Fact**

**	By authority of the power of attorney filed as Exhibit 24.2 hereto

EXHIBIT INDEX
Page Number

1*	Form of Underwriting Agreement.

4.1	Restated Articles of Incorporation of ArvinMeritor, filed as Exhibit 4.01 to ArvinMeritor’s Registration Statement on Form S-4, as amended (Registration No. 333-36448), is incorporated herein by reference.

4.2	By-Laws of ArvinMeritor, filed as Exhibit 3 to the ArvinMeritor’s Quarterly Report on Form 10-Q for the quarterly period ended June 29, 2003 (File No. 1-15983), is incorporated herein by reference.

4.3	Rights Agreement, dated as of July 3, 2000, by ArvinMeritor and The Bank of New York (successor to EquiServe Trust Company, N.A.), as rights agent, filed as Exhibit 4.03 to ArvinMeritor’s Registration Statement on Form S-4, as amended (Registration No. 333-36448), is incorporated herein by reference.

4.4a	Indenture, dated as of April 1, 1998, between ArvinMeritor and The Bank of New York Mellon Trust Company, N.A. (successor to BNY Midwest Trust Company as successor to The Chase Manhattan Bank), as trustee, filed as Exhibit 4 to Meritor Automotive Inc.’s Registration Statement on Form S-3 (Registration No. 333-49777), is incorporated herein by reference.

4.4b	First Supplemental Indenture, dated as of July 7, 2000, to the Indenture, dated as of April 1, 1998, between ArvinMeritor and The Bank of New York Mellon Trust Company, N.A. (successor to BNY Midwest Trust Company as successor to The Chase Manhattan Bank), as trustee, filed as Exhibit 4-b-1 to ArvinMeritor’s Annual Report on Form 10-K for the fiscal year ended September 30, 2000 (File No. 1-15983), is incorporated herein by reference.

4.4c	Second Supplemental Indenture, dated as of July 6, 2004, to the Indenture, dated as of April 1, 1998, between ArvinMeritor and The Bank of New York Mellon Trust Company, N.A. (successor to BNY Midwest Trust Company as successor to The Chase Manhattan Bank), as trustee, filed as Exhibit 4-a to ArvinMeritor’s Quarterly Report on Form 10-Q for the quarterly period ended June 27, 2004 (File No. 1-15983), is incorporated by reference.

4.4d	Third Supplemental Indenture, dated as of June 23, 2006, to the Indenture, dated as of April 1, 1998, between ArvinMeritor and The Bank of New York Mellon Trust Company, N.A. (successor to BNY Midwest Trust Company as successor to The Chase Manhattan Bank), as trustee (including Subsidiary Guaranty dated as of June 23, 2006), filed as Exhibit 4.2 to ArvinMeritor’s Current Report on Form 8-K, dated June 23, 2006 and filed on June 27, 2006 (File No. 1-15983), is incorporated herein by reference.

4.4e**	Form of Indenture between ArvinMeritor and The Bank of New York Mellon Trust Company, N.A., as trustee, with respect to convertible debt.

4.5*	Form of Debt Securities.

4.6*	Form of any articles of amendment to the Restated Articles of Incorporation of ArvinMeritor, setting forth the preferences and rights with respect to any preferred stock issued hereunder.

4.7*	Form of Warrant Agreement for Debt Securities, including Warrant Certificate for Debt Securities.

4.8*	Form of Warrant Agreement for Common Stock, including Warrant Certificate for Common Stock.

4.9*	Form of Warrant Agreement for Preferred Stock, including Warrant Certificate for Preferred Stock.

5.1	Opinion of Chadbourne & Parke LLP.

5.2	Opinion of Baker & Daniels LLP.

12**	Computation of ratio of earnings to fixed charges.

23.1**	Consent of Deloitte & Touche LLP, independent registered public accounting firm.

23.2	Consent of Chadbourne & Parke LLP, contained in its opinion filed as Exhibit 5.1 to this registration statement.

23.3	Consent of Baker & Daniels LLP, contained in its opinion filed as Exhibit 5.2 to this registration statement.

23.4**	Consent of Bates White LLC.

23.5**	Consent of Vernon G. Baker, II, Esq., Senior Vice President and General Counsel of ArvinMeritor.

24.1**	Power of Attorney authorizing certain persons to sign this registration statement on behalf of certain directors and officers of ArvinMeritor.

24.2**	Powers of Attorney authorizing certain persons to sign amendments and supplements to this registration statement on behalf of certain directors and officers of the additional registrants set forth in the Table of Additional Registrants (contained on the signature pages of such additional registrants to the original registration statement).

25.1**	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A. (successor to BNY Midwest Trust Company as successor to The Chase Manhattan Bank), as trustee under the indenture referenced in Exhibit 4.4a to this registration statement.

25.2**	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A., as trustee under the form of indenture referenced in Exhibit 4.4e to this registration statement.

*	To be filed by amendment or as an exhibit to a document to be incorporated herein by reference.

**	Previously filed.

2